UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2018

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus International Equity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus International Equity Fund

ANNUAL REPORT September 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Equity Fund, covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus International Equity Fund’s Class A shares produced a total return of 2.44%, Class C shares returned 1.63%, Class I shares returned 2.71%, and Class Y shares returned 2.71%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 2.74% for the same period.2

International equity markets posted moderate gains over the reporting period amid rising corporate earnings and uneven global economic trends. The fund produced lower returns than the Index, mainly due to a disappointing security selection strategy in France, Italy, and Switzerland.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

We employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic Trends and Corporate Earnings Bolstered Stocks

Developed international markets gained ground over the reporting period, supported by economic recoveries in Europe and Asia, and rising corporate earnings globally. Asian equity markets led the advance, with Japanese stocks benefiting from a rebound in economic growth, unexpectedly strong corporate earnings reports, and the consolidation of power of the incumbent government based on snap election results. Global growth trends enabled UK equities to post gains despite a sluggish domestic economy and ongoing concerns regarding the country’s impending exit from the European Union. In the Eurozone, on the other hand, stocks moved lower despite steady economic data and healthy labor markets.

Most developed international markets, including the Eurozone, rallied in January 2018. However, February saw an increase in market volatility prompted by perceived inflationary pressures in the United States, and market turmoil continued through the remainder of the reporting period due to concerns about possible U.S. trade restrictions. Political uncertainties in Germany, Spain, and Italy particularly weighed on European stock prices.

Stock Selections Drove Fund Performance

The fund underperformed the Index during the reporting period due to disappointments in our stock selection strategy across certain countries and industry groups. These disappointments included French tiremaker Michelin, which was hurt by auto tariffs, and French IT consulting firm Atos, which declined when it failed to meet analyst expectations after providing upgraded

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

future guidance. In Italy, defense contractor Leonardo stumbled due to underperformance in its helicopter division, and Belgian postal operator bpost struggled with softness in its core mail business. French semiconductor company STMicroelectronics provided weaker guidance on expectations of lower margins, and Japan’s Harmonic Drive Systems declined on softer demand for robotic components and concerns about the effects of possible trade conflicts.

Positive contributors to the fund’s performance occurred primarily in Japan, Australia and Sweden. In Japan, consumer electronics producer Sony reported better-than-expected financial results stemming from a focus on secular growth areas such as mobile gaming, smartphone cameras, and streaming audio. Meanwhile, petrochemical company Showa Denko boosted earnings amid robust demand for carbon black needed to make graphite electrodes used in blast furnaces. The company’s competitive position has benefited from a cutback in production by Chinese competitors. Top performers in Australia included diversified financial services firm Macquarie Group, which instituted a share buyback program after posting especially strong revenues in its asset management division. In Sweden, Swedbank outperformed its segment due to a lower cost-to-income ratio and a rising return on equity.

A Constructive Investment Posture

Threats of new U.S. tariffs have raised concerns regarding stock market volatility and the stability of international trade relations. In addition, political risks continue to surround Brexit and whether that will result in a hard or soft landing for the UK economy. In Italy, the new coalition government is testing its political limits with a more aggressive budget proposal to the European Commission than is likely to be blessed. Nevertheless, we believe that fundamental economic trends portend well for continued growth in developed markets. In addition, earnings growth has been healthy and valuations remain attractive, so we remain optimistic about the asset class.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s Class Y return reflects the absorption of certain fund expenses by The Dreyfus Corporation and BNY Mellon Asset Management North America Corporation pursuant to an agreement in effect through February 1, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Equity Fund on 9/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	-3.45%	3.68%	4.73%
without sales charge	12/8/88	2.44%	4.92%	5.35%
Class C shares
with applicable redemption charge†	12/8/88	0.63%	4.10%	4.52%
without redemption	12/8/88	1.63%	4.10%	4.52%
Class I shares	12/8/88	2.71%	5.21%	5.62%
Class Y shares	6/1/15	2.71%	5.20%††	5.61%††
MSCI EAFE Index		2.74%	4.42%	5.38%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from April 1, 2018 to September 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.59	$9.47	$4.25	$4.25
Ending value (after expenses)	$991.60	$987.70	$992.90	$992.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.67	$9.60	$4.31	$4.31
Ending value (after expenses)	$1,019.45	$1,015.54	$1,020.81	$1,020.81

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2018

Description	Shares		Value ($)
Common Stocks - 97.5%
Australia - 6.5%
Aristocrat Leisure	383,008		7,873,823
BHP Billiton	338,690		8,478,188
Macquarie Group	146,577		13,354,339
South32	1,634,643		4,631,879
Woodside Petroleum	244,106		6,807,519
Woolworths	369,133		7,492,524
			48,638,272
Austria - 2.0%
Erste Group Bank	142,372	[a]	5,914,470
OMV	158,334		8,895,712
			14,810,182
Belgium - 1.4%
UCB	114,597		10,298,290
Finland - 1.0%
UPM-Kymmene	192,494		7,554,136
France - 11.4%
Atos	95,184		11,327,622
BNP Paribas	227,308		13,911,010
Cie Generale des Etablissements Michelin	104,429		12,482,409
Edenred	211,674		8,068,435
Klepierre	242,072		8,580,691
LVMH Moet Hennessy Louis Vuitton	14,464		5,115,278
Orange	743,751		11,860,613
Thales	29,138		4,139,183
Vinci	101,869		9,700,916
			85,186,157
Germany - 6.6%
Allianz	44,866		10,001,601
Bayer	103,815		9,222,087
Deutsche Post	177,259		6,320,320
Evonik Industries	243,047		8,705,553
Fresenius & Co.	148,749		10,921,866
Hapag-Lloyd	103,384	[b]	3,908,307
			49,079,734
Hong Kong - 2.9%
AIA Group	1,473,000		13,152,542
Sun Hung Kai Properties	586,000		8,533,599
			21,686,141
Ireland - .8%
ICON	38,846	[a]	5,972,572

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Italy - 3.9%
Enel	2,245,628	11,503,348
Leonardo	722,923	8,712,450
UniCredit	607,081	9,137,693
		29,353,491
Japan - 22.4%
Chubu Electric Power	391,100	5,915,379
Denso	186,300	9,836,417
Harmonic Drive Systems	98,600	3,631,764
Hitachi	401,800	13,650,308
ITOCHU	300,500	5,501,144
Kirin Holdings	361,500	9,261,807
Mitsubishi Electric	562,200	7,701,675
Nintendo	21,000	7,662,911
Panasonic	444,700	5,180,078
Recruit Holdings	191,400	6,387,861
Seven & i Holdings	233,800	10,412,146
Shionogi & Co.	166,300	10,866,143
Shiseido	107,500	8,325,053
Showa Denko K.K.	136,400	7,527,090
Sony	284,600	17,448,720
Sumitomo Mitsui Financial Group	434,800	17,549,664
Suzuki Motor	136,200	7,801,352
Taiyo Yuden Co.	155,100	3,486,406
THK	139,400	3,548,185
Zeon	508,000	5,347,368
		167,041,471
Macau - 1.4%
Sands China	2,324,000	10,524,031
Netherlands - 6.8%
Heineken	105,017	9,847,066
Koninklijke DSM	63,439	6,720,360
Koninklijke Philips	147,503	6,719,322
NN Group	255,717	11,409,876
Royal Dutch Shell, Cl. B	445,399	15,610,534
		50,307,158
Norway - 1.6%
Aker	209,408	8,887,056
Telenor	161,196	3,151,133
		12,038,189
Portugal - 1.5%
Galp Energia	557,151	11,055,182
Singapore - 1.3%
United Overseas Bank	486,900	9,645,040

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Spain - 3.5%
ACS Actividades de Construccion y Servicios	210,236		8,953,387
Amadeus IT Group	67,959		6,313,882
Banco Santander	2,140,406		10,774,231
			26,041,500
Sweden - 1.6%
Alfa Laval	220,176		5,970,522
Swedbank, Cl. A	237,834		5,895,406
			11,865,928
Switzerland - 8.0%
Adecco Group	83,456		4,382,843
Ferguson	67,619		5,741,969
Julius Baer Group	191,389	[a]	9,577,251
Lonza Group	42,987	[a]	14,673,573
Novartis	230,608		19,832,194
STMicroelectronics	284,427		5,174,766
			59,382,596
United Kingdom - 12.9%
Anglo American	271,057		6,087,285
BAE Systems	937,411		7,695,032
Cineworld Group	1,436,938		5,910,888
Diageo	427,634		15,155,112
Fiat Chrysler Automobiles	675,444	[a]	11,876,292
Legal & General Group	3,684,198		12,590,801
Prudential	479,756		11,002,399
SSE	777,829		11,618,404
Unilever	249,737		13,723,384
			95,659,597
Total Common Stocks (cost $671,132,045)			726,139,667

Exchange-Traded Funds - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (cost $7,812,166)	114,106		7,758,067

Description	7-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,325,498)	2.01	7,325,498	[c]	7,325,498
Total Investments (cost $686,269,709)		99.5%		741,223,232
Cash and Receivables (Net)		.5%		3,594,422
Net Assets		100.0%		744,817,654

ETF—Exchange-Traded Fund
aNon-income producing security.
bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities were valued at $3,908,307 or .52% of net assets.
cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	9.8
Capital Goods	9.6
Pharmaceuticals Biotechnology & Life Sciences	9.5
Insurance	7.8
Materials	7.4
Energy	6.9
Automobiles & Components	5.6
Food, Beverage & Tobacco	4.6
Utilities	3.9
Consumer Durables & Apparel	3.7
Software & Services	3.4
Diversified Financials	3.1
Household & Personal Products	2.9
Commercial & Professional Services	2.5
Consumer Services	2.5
Food & Staples Retailing	2.4
Health Care Equipment & Services	2.4
Technology Hardware & Equipment	2.3
Real Estate	2.3
Registered Investment Companies	2.0
Telecommunication Services	2.0
Transportation	1.4
Media	.8
Semiconductors & Semiconductor Equipment	.7
99.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 9/30/17 ($)	Purchases ($)	Sales ($)	Value 9/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,468,266	149,564,346	144,707,114	7,325,498	1.0	84,980

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	678,944,211	733,897,734
Affiliated issuers	7,325,498	7,325,498
Cash denominated in foreign currency	10,917,003	10,889,899
Tax reclaim receivable		1,993,715
Dividends receivable		1,668,831
Receivable for shares of Beneficial Interest subscribed		608,393
Prepaid expenses		30,280
		756,414,350
Liabilities ($):
Due to The BNY Mellon Asset Management North America Corporation and affiliates—Note 3(c)		469,324
Payable for investment securities purchased		10,189,385
Payable for shares of Beneficial Interest redeemed		725,551
Unrealized depreciation on foreign currency transactions		25,469
Trustees fees and expenses payable		6,797
Accrued expenses		180,170
		11,596,696
Net Assets ($)		744,817,654
Composition of Net Assets ($):
Paid-in capital		715,694,672
Total distributable earnings (loss)		29,122,982
Net Assets ($)		744,817,654

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	132,208,197	7,297,001	223,699,423	381,613,033
Shares Outstanding	3,316,997	181,818	5,517,685	9,417,775
Net Asset Value Per Share ($)	39.86	40.13	40.54	40.52

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Income:
Cash dividends (net of $1,755,546 foreign taxes withheld at source):
Unaffiliated issuers	20,092,203
Affiliated issuers	84,980
Total Income	20,177,183
Expenses:
Investment advisory fee—Note 3(a)	5,829,150
Shareholder servicing costs—Note 3(c)	1,271,507
Administration fee—Note 3(a)	743,886
Custodian fees—Note 3(c)	130,663
Professional fees	108,547
Trustees’ fees and expenses—Note 3(d)	70,853
Distribution fees—Note 3(b)	67,223
Registration fees	62,882
Prospectus and shareholders’ reports	25,957
Loan commitment fees—Note 2	17,604
Miscellaneous	69,787
Total Expenses	8,398,059
Less—reduction in expenses due to undertaking—Note 3(a)	(1,598,765)
Net Expenses	6,799,294
Investment Income—Net	13,377,889
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	39,120,348
Net realized gain (loss) on forward foreign currency exchange contracts	(117,343)
Net Realized Gain (Loss)	39,003,005
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(34,471,269)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,156
Net Unrealized Appreciation (Depreciation)	(34,470,113)
Net Realized and Unrealized Gain (Loss) on Investments	4,532,892
Net Increase in Net Assets Resulting from Operations	17,910,781

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017[a]
Operations ($):
Investment income—net	13,377,889	10,722,705
Net realized gain (loss) on investments	39,003,005	18,954,011
Net unrealized appreciation (depreciation) on investments	(34,470,113)	88,561,743
Net Increase (Decrease) in Net Assets Resulting from Operations	17,910,781	118,238,459
Distributions ($):
Distributions to shareholders:
Class A	(2,391,883)	(2,551,707)
Class C	(32,954)	(110,388)
Class I	(3,179,056)	(2,263,871)
Class Y	(5,996,138)	(5,124,738)
Total Distributions	(11,600,031)	(10,050,704)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	38,361,884	44,889,345
Class C	1,110,468	657,739
Class I	108,995,123	105,666,218
Class Y	40,070,573	64,167,577
Distributions reinvested:
Class A	1,415,328	1,683,273
Class C	24,371	74,857
Class I	2,656,559	1,864,817
Class Y	5,996,120	5,124,722
Cost of shares redeemed:
Class A	(62,206,726)	(74,345,590)
Class C	(6,008,129)	(6,480,514)
Class I	(76,943,896)	(86,226,290)
Class Y	(18,542,894)	(33,499,537)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	34,928,781	23,576,617
Total Increase (Decrease) in Net Assets	41,239,531	131,764,372
Net Assets ($):
Beginning of Period	703,578,123	571,813,751
End of Period	744,817,654	703,578,123

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	950,497	1,299,406
Shares issued for distributions reinvested	35,059	52,933
Shares redeemed	(1,544,851)	(2,179,612)
Net Increase (Decrease) in Shares Outstanding	(559,295)	(827,273)
Class Cb
Shares sold	27,198	18,737
Shares issued for distributions reinvested	596	2,333
Shares redeemed	(148,383)	(184,807)
Net Increase (Decrease) in Shares Outstanding	(120,589)	(163,737)
Class Ib
Shares sold	2,658,507	2,950,710
Shares issued for distributions reinvested	64,826	57,860
Shares redeemed	(1,880,362)	(2,450,097)
Net Increase (Decrease) in Shares Outstanding	842,971	558,473
Class Y
Shares sold	975,559	1,871,334
Shares issued for distributions reinvested	146,390	159,103
Shares redeemed	(454,292)	(973,627)
Net Increase (Decrease) in Shares Outstanding	667,657	1,056,810

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $10,527,791 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended September 30, 2018, 104 Class A shares representing $4,014 were exchanged for 102 Class I shares and 6,902 Class C shares representing $279,214 were automatically converted to 6,913 Class A shares and during the period ended September 30, 2017, 1,317 Class A shares representing $44,975 were exchanged for 1,298 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	39.51	33.37	32.37	35.69	33.61
Investment Operations:
Investment income—net[a]	.63	.52	.58	.39	.50
Net realized and unrealized gain (loss) on investments	.34	6.18	.74	(3.23)	2.06
Total from Investment Operations	.97	6.70	1.32	(2.84)	2.56
Distributions:
Dividends from investment income—net	(.62)	(.56)	(.32)	(.48)	(.48)
Net asset value, end of period	39.86	39.51	33.37	32.37	35.69
Total Return (%)[b]	2.44	20.47	4.06	(8.01)	7.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.64	1.59	1.37	1.40
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.55	1.50	1.79	1.12	1.38
Portfolio Turnover Rate	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	132,208	153,146	156,949	77,052	77,195

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	39.63	33.43	32.46	35.79	33.75
Investment Operations:
Investment income—net[a]	.25	.26	.31	.14	.24
Net realized and unrealized gain (loss) on investments	.40	6.20	.75	(3.25)	2.05
Total from Investment Operations	.65	6.46	1.06	(3.11)	2.29
Distributions:
Dividends from investment income—net	(.15)	(.26)	(.09)	(.22)	(.25)
Net asset value, end of period	40.13	39.63	33.43	32.46	35.79
Total Return (%)[b]	1.63	19.52	3.27	(8.73)	6.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.13	2.16	2.14	2.17
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.63	.75	.95	.39	.66
Portfolio Turnover Rate	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	7,297	11,985	15,582	11,079	8,887

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

Class I Shares	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	40.12	33.82	32.74	36.03	33.85
Investment Operations:
Investment income—net[a]	.78	.67	.66	.56	.62
Net realized and unrealized gain (loss) on investments	.32	6.22	.77	(3.34)	2.06
Total from Investment Operations	1.10	6.89	1.43	(2.78)	2.68
Distributions:
Dividends from investment income—net	(.68)	(.59)	(.35)	(.51)	(.50)
Net asset value, end of period	40.54	40.12	33.82	32.74	36.03
Total Return (%)	2.71	20.80	4.37	(7.77)	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.19	1.18	1.03	1.04
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.91	1.89	1.99	1.57	1.70
Portfolio Turnover Rate	54.84	90.15	79.90	87.33	89.36
Net Assets, end of period ($ x 1,000)	223,699	187,558	139,214	83,179	214,170

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended September 30,
	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	40.10	33.80	32.73	36.66
Investment Operations:
Investment income—net[b]	.76	.67	.62	.10
Net realized and unrealized gain (loss) on investments	.34	6.22	.80	(4.03)
Total from Investment Operations	1.10	6.89	1.42	(3.93)
Distributions:
Dividends from investment income—net	(.68)	(.59)	(.35)	—
Net asset value, end of period	40.52	40.10	33.80	32.73
Total Return (%)	2.71	20.81	4.33	(10.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.99	1.00	1.01[d]
Ratio of net expenses to average net assets	.85	.85	.85	.85[d]
Ratio of net investment income to average net assets	1.86	1.87	1.89	.95[d]
Portfolio Turnover Rate	54.84	90.15	79.90	87.33
Net Assets, end of period ($ x 1,000)	381,613	350,889	260,069	221,483

a From June 1, 2015 (commencement of initial offering) to September 30, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon and an affiliate of BNY Mellon Asset Management North America Corporation, serves as the fund’s Administrator. BNY Mellon Asset Management North America Corporation is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including The Boston Company Asset Management, LLC, which served as the fund’s investment adviser prior to January 31, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	726,139,667	-	-	726,139,667
Exchange-Traded Fund	7,758,067	-	-	7,758,067
Investment Companies	7,325,498	-	-	7,325,498

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At September 30, 2018, Dreyfus Diversified International Fund, an affiliate of the fund, held 8,687,187 Class Y shares representing approximately 47% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,854,191, accumulated capital losses $37,965,041 and unrealized appreciation $54,233,832.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $37,965,041 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had $37,965,041 of long-term capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: ordinary income $11,600,031 and $10,050,704, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses and capital loss carryover expiration, the fund increased total distributable earnings (loss) by $6,307,722 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with BNY Mellon Asset Management North America Corporation, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The effective investment advisory fee rate during the period ended September 30, 2018 was .78%.

Dreyfus and BNY Mellon Asset Management North America Corporation have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. With respect to Class A, Class C and Class I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2020, after which the expense limitation can be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,598,765 during the period ended September 30, 2018.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $743,886 during the period ended September 30, 2018.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2018, the Distributor retained $8,243 from commissions earned on sales of the fund’s Class A shares and $1,240 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2018, Class C shares were charged $67,223 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2018, Class A and Class C shares were charged $370,673 and $22,408, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2018, the fund was charged $50,386 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2018, the fund was charged $130,663 pursuant to the custody agreement.

During the period ended September 30, 2018, the fund was charged $12,845 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Asset Management North America Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $473,327, administration fees $60,370, Distribution Plan fees $4,499, Shareholder Services Plan fees $28,586, custodian fees $59,073, Chief Compliance Officer fees $3,145 and transfer agency fees $9,390, which are offset against an expense reimbursement currently in effect in the amount of $169,066.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2018, amounted to $436,265,045 and $401,001,949, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2018, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2018:

Average Market Value ($)
Forward contracts	1,705,677

At September 30, 2018, the cost of investments for federal income tax purposes was $686,936,827; accordingly, accumulated net unrealized appreciation on investments was $54,286,405, consisting of $86,117,182 gross unrealized appreciation and $31,830,777 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus International Equity Fund (the “Fund”) (one of the funds constituting Dreyfus Stock Funds), including the statements of investments and investments in affiliated issuers, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Stock Funds) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
November 27, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2018:

- the total amount of taxes paid to foreign countries was $1,743,060.

- the total amount of income sourced from foreign countries was $21,592,022.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $11,600,031 represents the maximum amount that may be considered qualified dividend income.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)
Chairman of the Board (2003)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Joni Evans (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (78)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (59)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (55)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)
Board Member (2006)
Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)
Board Member (2003)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus International Equity Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0720AR0918A

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $81,468 in 2017 and $47,467 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were (a) of this Item 4 were $24,603 in 2017 and $10,216 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,727 in 2017 and $5,398 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $891 in 2017 and $676 in 2018.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,460,566 in 2017 and $26,473,572 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 4, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 4, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)